Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2019
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Principles of consolidation - The consolidated financial statements of the Group have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The consolidated financial statements include the financial statements of the Company and its subsidiaries. All intercompany transactions and balances have been eliminated on consolidation. The results of subsidiaries acquired have been consolidated from the date of acquisition.

(b) Use of estimates - The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The company's management based on their estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgements about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Group's consolidated financial statements included valuation of goodwill, allowance for doubtful receivables, loan receivables valuation assessment, inventories impairment assessment, property, plant and equipment impairment assessment, and the valuation of non-controlling interests of the subsidiaries at acquisition dates. Actual results could differ from those estimates.

(c) Investments under equity method - The investments for which the Group has the ability to exercise significant influence are accounted for under the equity method. Under the equity method, original investments are recorded at cost and adjusted by the Group's share of undistributed earnings or losses of these entities, the amortization of intangible assets recognized upon purchase price allocation and dividend distributions or subsequent investments. All unrecognized inter-company profits and losses have been eliminated under the equity method.

When the estimated amount to be realized from the investments falls below its carrying value, an impairment charge is recognized in the consolidated statements of operations when the decline in value is considered other than temporary.

(d) Cash and cash equivalents - Cash and cash equivalents consist of cash on hand, bank deposits and short term, highly liquid investments which are unrestricted as to withdrawal and use, and which have maturities of three months or less when purchased, and are readily convertible to known amount of cash.

Cash equivalents are placed with financial institutions with high credit ratings and quality.

(e) Accounts receivable - Accounts receivable primarily represent amounts due from customers, that are typically non-interest bearing and are initially recorded at the invoiced amount. The Group reviews its accounts receivable on a periodic basis and records allowances when there is a doubt as to the collectability of the balance. In evaluating the collectability of the accounts receivable balances, the Group considers various factors, including the age of the balances, customer specific facts and economic conditions. Accounts receivable balances are write-down against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

(f) Loan receivables - Loan receivables mainly represent the loans to a non-controlling interest and a director of a subsidiary in Myanmar. The loan periods granted by the Group to the staff amounts to 36 months and carries fixed interest rate of 8% per annum. The loan receivables principle and interest expected to be repaid as at expected settlement date. The loan receivables are stated at the historical carrying amount net of allowance for uncollectible loan receivables. The Group establishes an allowance for uncollectible loan receivable based on estimates, historical experience and other factors surrounding the credit risk of specific customers. Uncollectible loan receivables are written off when the Group has determined the balance will not be collected. The loan receivables expected to be settled more than one year as of balance sheet date are classified into other long-term assets on the consolidated balance sheets.

(g) Inventories - Inventories are stated at the lower of cost determined by the first-in-first-out method, or market value. Work-in-progress and finished goods consist of raw materials, direct labor and overheads associated with the manufacturing process. Write-down of potential obsolete or slow-moving inventories is recorded based on management's assumptions about future demands and market conditions.

(h) Goodwill - Goodwill is the excess of the consideration transferred over the fair value of the acquired assets and assumed liabilities in a business combination. Goodwill is not amortized but rather tested for impairment at least annually. The Company tests goodwill for impairment in March of each fiscal year. Goodwill is also tested for impairment between annual tests if an event occurs or circumstances change that would be more likely than not reduce the fair value of the reporting unit below its carrying amount. Specifically, goodwill impairment is determined using a two-step process. Step 1 compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and step 2 will not be required. If the carrying amount of a reporting unit exceeds its fair value, step 2 compares the implied fair value of the affected reporting unit's goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in step 1 to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized in for any excess in the carrying value of goodwill over the implied fair value of goodwill. Estimating fair value is performed by utilizing various valuation techniques, with the primary technique being a discounted cash flow. Impairment testing for goodwill is done at the reporting unit level. A reporting unit is an operating segment or one level below an operating segment (also known as a component).

The gross amount of goodwill and accumulated impairment losses as of March 31, 2018 and 2019 are as follows:

Kayser Myanmar
$

Gross as of April 1, 2017, March 31, 2018 and 2019	77

Accumulated impairment loss as of April 1, 2017 and March 31, 2018	-

Impairment losses during the year ended March 31, 2019	(77)

Accumulated impairment loss as at March 31, 2019	(77)

Net as of March 31, 2018	77

Net as of March 31, 2019	-

(h) Goodwill - continued - The balance represented the carrying value of Kayser Myanmar Manufacturing Company Ltd. ("Kayser Myanmar") and had an aggregate carrying amount of $77 as of year ended March 31, 2017 and 2018. During the year ended March 31, 2019, the Group has tested goodwill for impairment and estimated the fair value of Kayser Myanmar by using the income approach in step 1 of the impairment test. Based on the quantitative test, it was determined the fair value was more likely than not below its carrying amount. Management has identified several determinative events and factors, which has led to the above conclusion, included: (1) the financial result of Kayser Myanmar was below management's expectations due to higher than expected supply chain cost and increased competition, (2) the fiscal year 2020 annual budget operating plan in March 31, 2019, which provided additional insights into expectations and priorities for the coming years, such as lower growth and margin expectations and (3) increased and prolonged economic and regulatory uncertainty in the global economics as of March 31, 2019. Management has compared the implied fair value of Kayser Myanmar's goodwill to the carrying value of the goodwill which is step 2 of the two-step impairment test. An impairment loss was recognized for the excess in the carrying value of goodwill over the implied fair value of goodwill.

As a result of the two-step impairment test, the Group has recognized a $77 impairment loss of Kayser Myanmar goodwill in selling, general and administrative expenses during the year ended March 31, 2019, due to margin and revenue from contracts from customers declines as well as the lower growth and margin expectation. No impairment expenses were recognized during the year ended March 31, 2017 and 2018.

(i) Property, plant and equipment - Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses, if any. Depreciation is computed on a straight line basis over the estimated useful lives of 10 years for machinery and equipment, shorter of the lease term or the estimated useful life for leasehold improvements and 2 to 5 years for other property, plant and equipment.

(j) Impairment or disposal of long-lived assets (other than goodwill) - The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Group measures impairment by comparing the carrying value of the long-lived assets to the sum of the estimated undiscounted future cash flows and the eventual disposition. Management would estimate the future cash flow used to test the recoverability of the asset included the budgeted cash inflows less associated cash outflows, which are directly associated with the result of use. The estimation should exclude the interest charges which will be recognized as an expense when incurred. Management would consider all available evidence during the estimation process, to ensure the estimated budget would be the most possible outcomes. If the sum of the expected undiscounted cashflow were to be less than the carrying amount of the assets, the Group would recognize an impairment loss based on the fair value of the assets.

(j) Impairment or disposal of long-lived assets (other than goodwill) - continued - During the year ended 2019, the Group has reviewed the long-lived assets for impairment, since there are serval indicative events and factors identified, including (1) significant adverse changes in the business climate, (2) current-period operating and cash flow losses, and (3) changes in production plan by shifting certain production lines from Shenzhen to Myanmar. Management has compared the carrying value of the long-lived asset to the estimated undiscounted operating cash flow based on the above factors.

As a result of the comparison, management has identified the sum of expected undiscounted cashflow of multiple types of machinery and equipment are more likely than not below their fair value. The Group has recognized an impairment of long-lived assets amounted to $113 and $233 during the years ended March 31, 2018 and 2019. The impairment has been recorded in cost of sales and selling, general and administrative expenses, based on the nature of the impaired long-lived assets. No impairment expenses have been recognized long-lived assets during the year ended March 31, 2017.

(k) Concentration of credit risk - Financial instruments that potentially expose the Group to the concentration of credit risk consist primarily of cash and cash equivalents, accounts receivable, loan receivable, and other receivables and prepayments. The Group places its cash and cash equivalents with financial institutions with high credit ratings and quality.

The risks with respect to accounts receivables are mitigated by credit evaluations performed on the customers or debtors and ongoing monitoring of outstanding balances. The Group establishes an allowance for doubtful receivables based upon estimates, factors surrounding the credit risk of specific customers and other information. Accounts receivable are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

(l) Revenue recognition - Effective with the adoption of Accounting Standards Update ("ASU") 2014-09, "Revenue from Contracts with Customers (Topic 606)," and the associated ASUs (collectively, "Topic 606") on April 1, 2018, the Group recognizes revenue when its customer obtains control of promised goods in an amount that reflects the consideration which the Group expects to receive in exchange for those goods. To determine revenue recognition for the arrangements that the Group determines are within the scope of Topic 606, the Group performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The Group adopted the ASU on April 1, 2018 for all revenue contracts with customers using the modified retrospective approach, while prior periods' amounts are not adjusted and continue to be reported in accordance with the Company's historical accounting under ASC 605.

Product revenue recognition

The Group's revenue from contracts with customers is derived from product revenue principally from the sales of metal stamping and mechanical OEM and electric OEM products directly to other consumer electronics product manufacturers. The Group sell goods to the customer under sales contracts or by purchase orders. The Group has determined there to be one performance obligation for each of the sales contracts and purchase orders. The performance obligations are considered to be met and revenue is recognized when the customer obtains control of the goods. The Group has two major goods delivery channels, included:

(1) Delivering goods to customers' predetermined location, the Group has satisfied the contracts' performance obligations when the goods have been delivered and relevant shipping documents have been collected by the Group; and

(2) Picking up goods by customers in the Group warehouse, the Group has satisfied the contracts' performance obligations when the goods have been picked up and the acceptance document has been signed by the customers.

The Group did not recognize any revenue from contracts with customers for performance obligations satisfied overtime during the year ended March 31, 2019. Accordingly, the timing of revenue recognition is not impacted by the new standard.

The transaction price is generally in the form of a fixed price which is agreed with the customer at contract inception. The transaction price is recorded net of sales return, surcharges and value-added tax of gross sales. The Group has allocated the transaction price to each performance obligation based on the sales contracts and purchase orders.

The Group would request a deposit from customers upon receiving the purchase order and issue bills to customers upon transfer control of goods and relevant acceptance documents have been collected. Customers' deposits would be settled part of the outstanding bill upon receiving an acknowledgement from customers. For the remaining balance of outstanding bills, Customers are required to pay over an agreed upon credit period, usually between 30 to 75 days.

Return Rights

The Group does not provide its customers with the right of return (except for product quality issue) or production protection. Customer is required to perform product quality check before acceptance of goods delivery. The Group did not recognize for any refund liability according to the product return on the consolidated balance sheets.

Value-added taxes and surcharges

The Group presents revenue net of VAT and surcharges incurred. The surcharge is sales related taxes representing the City Maintenance and Construction Tax and Education Surtax. The Group incurs expenses or pays fees to external delivery service providers, respectively, and records such expenses and fees like shipping and handling expenses. Total VAT and surcharges paid by the Group during the years ended March 31, 2017, 2018 and 2019 amounted to $108, $57 and $77 respectively.

Principals vs. agent accounting

The Group records all product revenue on a gross basis. To determine whether the Group is an agent or principal in the sale of products, the Group considers the following indicators: the Group is primarily responsible for fulfilling the promise to provide the specified goods or services, is subject to inventory risks before the specified goods have been transferred to a customer or after transfer of control to the customers, and has discretion in establishing the price of the specified goods.

Disaggregation of revenue

The Group disaggregates its revenue from different types of contracts with customers by principal product categories, as the Group believes it best depicts the nature, amount, timing and uncertainty of its revenue and cash flows. The Group did not recognize any revenue in the reporting period from performance obligation satisfied (or partially satisfied) during the year ended March 31, 2017 and 2018. See note 17 for product revenues by segment.

Contract balances

The Group did not recognize any contract asset as of April 1, 2018 and March 31, 2019. The timing between the recognition of revenue and receipt of payment is not significant.

The Group's contract liabilities consist of deposits received from customers. As of April 1, 2018 and March 31, 2019, the balances of the contract liabilities are $17 and $25, including deposits received from customers. All contract liabilities at the beginning of the year ended March 31, 2019 were recognized as revenue during the year ended March 31, 2019 and the all contract liabilities as of year ended March 31, 2019 are expected to be realized in the following year. As of April 1, 2019, the adoption of Topic 606 was no impact on the Group's consolidation position.

The Group has considered the adopting of new guidance have no impact on the consolidated financial statements. In periods prior to the adoption of Topic 606, the Group's accounting policy was to recognize revenue when persuasive evidence of an arrangement exists, products are delivered, the price to the buyer is fixed or determinable and collectability is reasonably assured.

(m) Staff retirement plan costs - The Group's costs related to the staff retirement plans (see note 16) are charged to the consolidated statement of operations as incurred.

(n) Foreign currency translations and transactions - The functional and reporting currency of the Company is the United States Dollars ("U.S. dollars"). All transactions in currencies other than functional currencies of the Company during the year are remeasured at the exchange rates prevailing on the respective transaction dates. Monetary assets and liabilities existing at the balance sheet date denominated in currencies other than functional currencies are remeasured at the exchange rates on that date. Exchange differences are recorded in the consolidated statements of operations.

The books and records of the Company's major subsidiaries are maintained in their respective local currencies, the Hong Kong dollars, Myanmar kyat and Renminbi, which are also their respective functional currencies. All assets and liabilities are translated at the rates of exchange prevailing at the balance sheet date and all income and expense items are translated at the average rates of exchange over the year. All exchange differences arising from the translation of subsidiaries' financial statements are recorded as a component of comprehensive income (loss).

(o) Income taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are determined based on the temporary difference between the financial reporting and tax bases of assets and liabilities, and net operating loss and tax credit carryforwards using enacted tax rates that will be in effect for the period in which the differences are expected to reverse. The Group records a valuation allowance against the amount of deferred tax assets that it determines is not more likely than not of being realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group records interest related to unrecognized tax benefits and penalties, if any, within income tax expenses.

(p) Operating leases - Leases in which substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statement of operations on a straight-line basis over the lease periods.

(q) Net income (loss) per share - Basic net income (loss) per share is computed by dividing net income (loss) attributable to the Company by the weighted average number of common shares outstanding during the year. Diluted net income (loss) attributable to the Company per share gives effect to all dilutive potential common shares outstanding during the year. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued.

(r) Comprehensive (loss) income - Comprehensive (loss) income includes net (loss) income and foreign currency translation adjustments and is presented net of tax.

The Group presents the components of net income, the components of other comprehensive (loss) income and total comprehensive income in two separate but consecutive statements.

(s) Fair value measurement and financial instruments - The Group applies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Under this hierarchy, there are three levels of inputs that may be used to measure fair value:

●	Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.
●	Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
●	Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment.

The Group did not have any financial instruments that were required to be measured at fair value on a recurring basis as of March 31, 2018 and 2019. As of March 31, 2018 and 2019, the Group did not have any non-financial assets and liabilities that were recognized or disclosed at fair value in the financial statements, at least annually, on a recurring basis, nor did the Group have any assets or liabilities measured at fair value on a non-recurring basis.

The carrying amounts of financial instruments, which consist of cash and cash equivalents, accounts receivable, other current assets, accounts payable and other liabilities approximate their fair values due to the short term nature of these instruments.

(t) Non-controlling interest - Non-controlling interests have been reported as a component of equity in the consolidated balance sheets and consolidated statements of changes of equity and comprehensive income for all periods presented.

(u) Accounting standards issued but not adopted as of March 31, 2019 - In February 2016, the FASB issued ASU 2016-02, "Leases (Topic 842)," and associated ASUs related to Topic 842, which requires organizations that lease assets to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases. The new guidance requires that a lessee recognize assets and liabilities for leases, and recognition, presentation and measurement in the financial statements will depend on its classification as a finance or operating lease. In addition, the new guidance will require disclosures to help investors and other financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases. Lessor accounting remains largely unchanged from current U.S. GAAP but does contain some targeted improvements to align with the new revenue recognition guidance issued in 2014 (Topic 606). The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, and early adoption is permitted.

The ASU requires a modified retrospective transition approach, applying the new standard to all leases existing at the date of initial adoption. An entity may choose to use either (1) the effective date or (2) the beginning of the earliest comparative period presented in the financial statements at the date of initial application. The Group has elected to apply the transition requirements on April 1, 2019, effective date rather than at the beginning of the earliest comparative period presented. This approach allows for a cumulative effect adjustment in the period of adoption, and prior periods will not be restated. In addition, the Group has elected the package of practical expedients permitted under the transition guidance, which does not require a reassessment of prior conclusions related to contracts containing a lease, lease classification and initial direct lease costs. As an accounting policy election, the Group will exclude short-term leases (term of 12 months or less) from the balance sheet presentation and will account for non-lease and lease components in a contract as a single lease component for all asset classes.

The Group analyzed the impact of ASU 2016-02 across all lease arrangements to evaluate and implement the new standard. The Group are expected to meet the new accounting and disclosure requirements upon adoption on April 1, 2019. Based on the Company's preliminary assessment, the Company expects to record a right-of-use asset of approximately $1,181 and a lease liability of approximately $231 in the consolidated balance sheets on the adoption date of April 1, 2019. The impact on the Group's consolidated statements of operations and consolidated statements of cash flows is not expected to be material.

(u) Accounting standards issued but not adopted as of March 31, 2019 - continued - In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which is intended to improve financial reporting by requiring timelier recording of credit losses on loans and other financial instruments held by financial institutions and other organizations. The ASU requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Financial institutions and other organizations will now use forward-looking information to better inform their credit loss estimates. Many of the loss estimation techniques applied today will still be permitted, although the inputs to those techniques will change to reflect the full amount of expected credit losses. Organizations will continue to use judgment to determine which loss estimation method is appropriate for their circumstances. The ASU requires enhanced disclosures to help investors and other financial statement users better understand significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio. These disclosures include qualitative and quantitative requirements that provide additional information about the amounts recorded in the financial statements. In November 2018, this was further updated with the issuance of ASU 2018-19, which excludes operating leases from the scope. In addition, the ASU amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. For public business entities that are U.S. SEC filers, the ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Group is in the process of evaluating the impact of adoption of this guidance on the Group's consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, "Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment". The update simplifies the subsequent measurement of goodwill by eliminating step 2 from the goodwill impairment test. The annual, or interim, goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit's fair value. The update also eliminates the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform step 2 of the goodwill impairment test. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. The update should be applied on a prospective basis. The nature of and reason for the change in accounting principle should be disclosed upon transition. The update is effective for any annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The guidance should be applied prospectively upon its effective date. The Group is considering adopting of the new guidance will not have an impact on the consolidated financial statement.

(u) Accounting standards issued but not adopted as of March 31, 2019 - continued - In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which is part of the FASB disclosure framework project to improve the effectiveness of disclosures in the notes to the financial statements. The amendments in the new guidance remove, modify and add certain disclosure requirements related to fair value measurements covered in Topic 820, "Fair Value Measurement." The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted for either the entire standard or only the requirements that modify or eliminate the disclosure requirements, with certain requirements applied prospectively, and all other requirements applied retrospectively to all periods presented. The Group is currently evaluating the impact of adopting this guidance.

In October 2018, the FASB issued ASU No. 2018-17, Consolidation: Targeted Improvements to Related Party Guidance for Variable Interest Entities, which modifies the guidance related to indirect interests held through related parties under common control for determining whether fees paid to decision makers and service providers are variable interest. ASU 2018-17 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and early adoption is permitted. The Group is currently evaluating the impact of adopting this guidance.